UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

SCRIPPS NETWORKS INTERACTIVE, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 9, 2017. Meeting Information SCRIPPS NETWORKS INTERACTIVE, INC. SCRIPPS NETWORKS INTERACTIVE, INC. 9721 SHERRILL BLVD. KNOXVILLE, TN 37932 Meeting Type: Annual Meeting For holders as of: March 13, 2017 Date:  May 9, 2017 Time: 2:30 p.m., Local Time Location:  502 E. Lamar Alexander Parkway Maryville,TN 37804 THE PURPOSES OF THE MEETING ARE SET FORTH UNDER "VOTING ITEMS" IN THIS NOTICE. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: PROXY STATEMENT 2016 ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE:  1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow  Ò      XXXX XXXX XXXX XXXX     (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 25, 2017 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person:  Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items for Holders of Comon Voting Shares The Board of Directors recommends you vote FOR all the nominees listed. 1. To vote for the following nominees for election as directors: Nominees: 01)  Gina L. Bianchini 02)  Michael R. Costa 03)  Philip I. Kent 04)  Kenneth W. Lowe 05)  Donald E. Meihaus 06)  Richelle P. Parham 07)  Mary McCabe Peirce 08)  Wesley W. Scripps The Board of Directors recommends you vote FOR Proposal 2. 2. Advisory approval of the Company's named executive officer compensation. The Board of Directors recommends you vote "3 Years" for Proposal 3. 3. Advisory approval of desired frequency of shareholder votes on the Company's named executive officer compensation. The Board of Directors recommends you vote FOR Proposal 4. 4. Ratification of the appointment of Deloitte & Touche LLP as the Company's auditors for fiscal 2017. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting.

Voting Items for Hodlers of Class A Common Shares The Board of Directors recommends you vote FOR all the nominees listed. 1. To vote for the following nominees for election as directors: Nominees: 01)  Jarl Mohn 02)  Nicholas B. Paumgarten 03)  Jeffrey Sagansky 04)  Ronald W. Tysoe In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting upon which the holders of Class A Common shares are entitled to vote.